[TEXT]

                               SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON D.C. 20549

                                            FORM 8-K

                                          Current Report



Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934
Date of Report (Date of earliest event reported) - February 28,
1994

                         North Fork Bancorporation, Inc.
            (Exact name of Registrant as specified in its charter)

Delaware                 0-10280                    36-3154608
(State or other     (Commission        (IRS Employer of
jurisdiction         File Number)            Identification
incorporation)                                        No.)

        9025 Main Road
      Mattituck, New York
                                                          11952
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (516) 298-5000
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Item 5.     Other Events






      On February 23, 1994, the State of New York Banking Department ("NYSBD") advised North Fork Bank (the "Bank"), the primary subsidiary of North Fork Bancorporation, Inc. (the "Company"), based on the findings of their October 1, 1993 examination, which was conducted jointly with examiners from the Federal Deposit Insurance Corporation, that in consideration of the improvement in the Bank's financial condition, the Memorandum of Understanding ("MOU") dated August 25, 1993 was terminated. The terms of the MOU were disclosed in the Company's Form 8-K filed on September 9, 1993.
      The Company received similar notification from the Federal Deposit Insurance Corporation on February 17, 1994. Receipt of that notification was described in the Company's Form 8K filed February 22, 1994.
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                             SIGNATURE






Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       February 28, 1994





                                           NORTH FORK
                                           BANCORPORATION, INC.



                                           By: /s/Daniel M. Healy

                                         Daniel M. Healy
                                         Executive Vice President
                                         and Chief Financial
                                         Officer